UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 26, 2021

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 605, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02          Unregistered Sales of Equity Securities.

On August 26, 2021, Net Element, Inc. (the “Company”) opted to exchange a tranche in the aggregate amount of $3,489,870 for 352,320 shares of the Company common stock based on the “exchange price” of $9.90539 per share for this tranche pursuant to the Master Exchange Agreement dated as of July 9 2021 (the “Agreement”) with Esousa Holdings, LLC, a New York limited liability company (“Esousa”). The Agreement and its terms were disclosed in our Current Report on Form 8-K filed on June 12, 2021. Such shares of common stock of the Company were issued to Esousa under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 3(a)(9) of the Securities Act.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its special meeting of stockholders on August 26, 2021 (that was adjourned on August 26 and resumed and concluded on August 31, 2021) (the “2021 Special Meeting”) in connection with the proposed merger (the “Merger”) and other transactions contemplated by the Second Amended and Restated Agreement and Plan of Merger dated as of July 20, 2021, as amended (the “Restated Merger Agreement”), by and among the Company, Mullen Acquisition, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Mullen Technologies, Inc. (“Mullen Technologies”) and Mullen Automotive, Inc., a wholly-owned subsidiary of Mullen Technologies (“Mullen”).

The matters voted upon at the Company’s 2021 Special Meeting and the results of such voting are set forth below:

Proposal 1: To approve the Merger, and its accompanying transactions, and adopt the Merger Agreement whereby the Merger Sub will merge with and into Mullen, with Mullen surviving the Merger as a wholly owned subsidiary of Net Element and Net Element changing its name to Mullen Automotive, Inc.

For	Against	Abstain	Broker Non-Vote

3,076,456	20,033	2,262	0

Proposal 1 was approved.

Proposal 2: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the par value and to increase the number of authorized shares of common stock from 100,000,000 shares, par value $0.0001, to 500,000,000 shares, par value $0.001.

For	Against	Abstain	Broker Non-Vote

3,037,887	46,887	13,977	0

Proposal 2 was approved.

Proposal 3: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (a) to change the par value and increase the number of authorized shares of preferred stock from 1,000,000, par value $0.01, to 58,000,000 shares, par value $0.001 (the “Preferred Stock”); (b) to authorize the issuance of up to 200,000 shares of Series A Preferred Stock, which series carries 1,000 votes per share and converts into Common Stock on a 100-for-1 basis (the “Series A Preferred Stock”); (c) to authorize the issuance of up to 12,000,000 shares of Series B Preferred Stock, which series carries one vote per share and converts into Common Stock on a 1-for-1 basis (the “Series B Preferred Stock”); and (d) to authorize the issuance of up to 40,000,000 shares of Series C Preferred Stock, which series carries one vote per share and converts into Common Stock on a 1-for-1 basis (the “Series C Preferred Stock”).

For	Against	Abstain	Broker Non-Vote

2,920,004	161,547	17,200	0

Proposal 3 was approved.

Proposal 4: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend Article VII to lower the required vote for stockholders to adopt, amend, alter or repeal the Bylaws of the Corporation to a majority vote standard down from a sixty-six and two-thirds percent standard.

For	Against	Abstain	Broker Non-Vote

2,832,118	253,490	13,143	0

Proposal 4 was not approved.

Proposal 5: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to amend Article XI to lower the required vote for stockholders to amend or repeal Article XI or Article VII to a majority vote standard down from a sixty-six and two-thirds percent standard.

For	Against	Abstain	Broker Non-Vote

2,828,372	257,011	13,368	0

Proposal 5 was not approved.

Proposal 6: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the Board of Directors.

For	Against	Abstain	Broker Non-Vote

2,756,978	327,286	14,487	0

Proposal 6 was approved.

Proposal 7: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to make other changes, including (i) to remove the restriction on the right for stockholders to act by written consent and (ii) to change the post-combination Company’s name to “Mullen Automotive, Inc.”

For	Against	Abstain	Broker Non-Vote

2,861,895	230,092	6,764	0

Proposal 7 was approved.

Proposal 8: To approve the transaction whereby Net Element will divest itself of its existing business operations to RBL Capital Group LLC (“RBL”), causing RBL to assume the Company’s liabilities directly related to operations of its existing business immediately prior to the closing of such divestiture. The Divestiture will occur immediately prior to the consummation of the Merger.

For	Against	Abstain	Broker Non-Vote

3,070,439	20,644	7,668	0

Proposal 8 was approved.

Proposal 9: To approve, for purposes of complying with applicable listing requirements of Nasdaq: (i) the issuance and sale of shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (and the shares of Common Stock underlying such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) to shareholders of Mullen pursuant to the Merger; (ii) the issuance of additional shares of Series C Preferred Stock and warrants (and the Common Stock underlying such Series C Preferred Stock and warrants) to certain security holders of Mullen upon exercise of certain additional investment rights held by such holders; (iii) the issuance of shares of Common Stock issuable upon exercise of warrants assumed by the Company pursuant to the Merger; (iv) the issuance of additional shares of Common Stock in the private placement pursuant to a financing relationship with Esousa and (v) the issuance of shares to Drawbridge Investments LLC or its affiliate (“Drawbridge”) pursuant to a secured, convertible promissory note held by Drawbridge.

For	Against	Abstain	Broker Non-Vote

3,051,794	29,988	16,969	0

Proposal 9 was approved.

Proposal 10: To elect, subject to and upon the effectuation of the Merger at closing of the Merger, seven directors of the Company to serve until the Annual Meeting of the year noted next to their respective Class name and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal.

Name of Director	For	Withheld	Broker Non-Vote
David Michery (Class I – 2022)	3,021,736	77,015	0
Jerry Alban (Class I – 2022)	2,877,795	220,956	0
Mary Winter Class I – 2022)	2,998,668	100,083	0
Kent Puckett (Class II – 2023)	3,002,961	95,790	0
Mark Betor (Class II – 2023)	3,064,830	33,921	0
William Miltner (Class III – 2024)	3,072,420	26,331	0
Jonathan New (Class III – 2024)	3,068,497	30,254	0

All director nominees were duly elected.

Proposal 11: To approve, on a non-binding advisory basis, the severance and change-in-control agreement between Net Element and Steven Wolberg as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

For	Against	Abstain	Broker Non-Vote

3,064,101	12,251	22,399	0

Proposal 11 was approved.

Proposal 12: To approve an amendment to our 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 6,339,500 shares of Common Stock resulting in an aggregate of 7,500,000 shares authorized for issuance under the Plan.

For	Against	Abstain	Broker Non-Vote

2,663,999	414,406	20,346	0

Proposal 12 was approved.

Proposal 13: If necessary, to approve the adjournment of the special meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for any of the above proposals.

For	Against	Abstain	Broker Non-Vote

3,008,637	82,198	7,916	0

Proposal 13 was approved.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Part I, Item 1A of Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or set forth in the Company’s other filings with the SEC and (ii) any of the following:

•
the failure of the Company to effectuate the Private Placement or the Divestiture (each as defined in the Restated Merger Agreement) anticipated to consummate the Merger and/or the transactions as contemplated in the Restated Merger Agreement;

•	the failure of the Company to obtain the listing of the Company shares of common stock on the Nasdaq Capital Market after the change of control due to the Merger;

•	the failure to consummate or a delay in the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement for other reasons;

•	the timing to consummate the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•	the risk that a condition to the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement may not be satisfied or waived;

•	unexpected costs or liabilities in connection with the consummation of the Merger and/or the transactions contemplated in the Restated Merger Agreement;

•
operating costs, customer loss and business disruptions arising from the Merger and/or the transactions contemplated in the Restated Merger Agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected;

•	uncertainties surrounding the transaction;

•	other adverse economic, business, and/or competitive factors; and

•
other risks to consummation of the transaction, including circumstances that could give rise to the termination of the Restated Merger Agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither the Company nor Mullen undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2021	NET ELEMENT, INC.

	By:	/s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg Title: Chief Financial Office